UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NCDL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Shareholders

On May 29, 2025, Nuveen Churchill Direct Lending Corp. (the “Company”) held its virtual 2025 annual meeting of shareholders (the “Annual Meeting”). Shareholders of record at the close of business on March 31, 2025 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 51,217,252 shares of common stock outstanding and entitled to vote. A quorum consisting of 28,557,074 shares of common stock of the Company were present or represented by proxy at the Annual Meeting. The final voting results from the Annual Meeting were as follows:

Proposal 1 – Election of Class II directors

The following individuals, constituting all the director nominees named in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2025, were elected to serve as Class II directors of the Company’s board of directors (the “Board”) until the 2028 annual meeting of shareholders or until their respective successor is duly elected and qualified. The following votes were taken in connection with this proposal:

Director	Votes For	Votes Withheld
Reena Aggarwal	25,743,860	2,813,214
James Ritchie	25,750,097	2,806,977

Proposal 2 – The proposal to authorize the Company, subject to the approval of the Board, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the proxy statement

As set forth below, an insufficient number of votes was received with respect to this proposal and therefore this proposal did not pass:

All shareholders:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
20,311,635	8,031,531	213,908	—

All shareholders excluding shares held by affiliated persons:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
9,514,843	8,031,531	213,908	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN CHURCHILL DIRECT LENDING CORP.

Date: June 4, 2025	By:	/s/ Kenneth J. Kencel
		Name:	Kenneth J. Kencel
		Title:	Chief Executive Officer and President